UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 24, 2013

Carnival Corporation	Carnival plc
(Exact name of registrant	(Exact name of registrant
as specified in its charter)	as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction	(State or other jurisdiction
of incorporation)	of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer	(IRS Employer
Identification No.)	Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom
(Address of principal	(Address of principal
executive offices) (Zip Code)	executive offices) (Zip Code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number,	(Registrant’s telephone number,
including area code)	including area code)

None	None
(Former name or former address,	(Former name or former address,
if changed since last report.)	if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Chief Executive Officer

Micky Arison, Chief Executive Officer of Carnival Corporation and Carnival plc (together, the “Companies”), has notified the Companies that he will be resigning as the Chief Executive Officer of the Companies, effective July 3, 2013.

(c)	Appointment of New Chief Executive Officer

On June 24, 2013, the Boards of Directors of the Companies (the “Board”) appointed Arnold W. Donald, 58, a current member of the Board, to the office of Chief Executive Officer of the Companies, effective July 3, 2013. Mr. Donald has been a director of Carnival Corporation since 2001 and a director of Carnival plc since 2003. Mr. Donald is a Principal of AWDPLC LLC, a private investment company. He was President and Chief Executive Officer of The Executive Leadership Council, a professional network of African-American executives of major U.S. companies, from 2010 to June 2012. He previously served as President and Chief Executive Officer of the Juvenile Diabetes Research Foundation International from 2006 to 2008. From 2000 to 2005, Mr. Donald was the Chairman of the Board of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal® and Canderel® brands. From 2000 to 2003, he was also the Chief Executive Officer of Merisant Company. From 1998 to 2000 he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and President of its nutrition and consumer sector. Prior to that he was President of Monsanto Company’s agricultural sector. He has been a member of the boards of directors of Bank of America Corporation since January 2013, Crown Holdings, Inc. since July 1999 and The Laclede Group, Inc. since January 2003. He was a member of the board of Oil-Dri Corporation of America from December 1997 to January 2013 and The Scotts Company from March 2000 to January 2009.

The terms of Mr. Donald’s compensation for his service as Chief Executive Officer are being considered by the Compensation Committee and will be disclosed in a report on Form 8-K once finalized. Mr. Donald will no longer receive compensation for his services as a director.

The Companies issued a press release announcing the resignation of Mr. Arison and the appointment of Mr. Donald, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release dated June 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION	CARNIVAL plc

By: /s/ Arnaldo Perez	By: /s/ Arnaldo Perez
Name: Arnaldo Perez	Name: Arnaldo Perez
Title: Senior Vice President,	Title: Senior Vice President,
General Counsel &	General Counsel &
Secretary	Company Secretary

Date: June 25, 2013	Date: June 25, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 25, 2013